                American Freightways Corporation
                   American Freightways, Inc.


                           SENIOR NOTE


No. W-001
ORIGINAL PRINCIPAL AMOUNT:  $23,250,000
ORIGINAL ISSUE DATE:  May 1, 1996
INTEREST RATE:  7.51%
INTEREST PAYMENT DATES:  February 1, May 1, August 1 and
          November 1
FINAL MATURITY DATE:  May 1, 2006
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:
               May 1, 2002, $4,650,000; May 1, 2003, $4,650,000;
               May 1, 2004, $4,650,000; and May 1, 2005,
$4,650,000.

          FOR VALUE RECEIVED, the undersigned, American Freightways Corporation, a corporation organized and existing under the laws of the State of Arkansas ("AFC"), and American Freightways, Inc., a corporation organized and existing under the laws of the State of Arkansas ("AFI", AFC and AFI are collectively referred to herein as the "COMPANIES"), hereby promise to pay toThe Prudential Insurance Company of America, or registered assigns, the principal sum of TWENTY THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($23,250,000), payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year-- 30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any over due prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.51% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.


          Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Companies in writing, in lawful money of the United States of America.

          This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 3, 1993, as amended (herein called the "AGREEMENT"), between the Companies and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registra tion of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agree ment, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF TEXAS.

                         American Freightways Corporation


                         By:/s/Frank Conner
                                Executive Vice President


                         American Freightways, Inc.


                         By:/s/ Frank Conner
                                Executive Vice President

                American Freightways Corporation
                   American Freightways, Inc.


                           SENIOR NOTE


No. W-002
ORIGINAL PRINCIPAL AMOUNT:  $1,750,000
ORIGINAL ISSUE DATE:  May 1, 1996
INTEREST RATE:  7.51%
INTEREST PAYMENT DATES:  February 1, May 1, August 1 and
          November 1
FINAL MATURITY DATE:  May 1, 2006
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:
               May 1, 2002, $350,000; May 1, 2003, $350,000;
               May 1, 2004, $350,000; and May 1, 2005, $350,000.

          FOR VALUE RECEIVED, the undersigned, American Freightways Corporation, a corporation organized and existing under the laws of the State of Arkansas ("AFC"), and American Freightways, Inc., a corporation organized and existing under the laws of the State of Arkansas ("AFI", AFC and AFI are collectively referred to herein as the "COMPANIES"), hereby promise to pay to Pruco Life Insurance Company, or registered assigns, the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000), payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and
(b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, and any overdue payment of any Yield-Maintenance Amount (as defined in the Note Agreement referred to below), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.51% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

          Payments of principal of, and interest on, and any Yield-Maintenance Amount payable with respect to, this Note are to be made at the main office of Morgan Guaranty Trust Company of New York in New York City or at such other place as the holder hereof shall designate to the Companies in writing, in lawful money of the United States of America.

          This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 3, 1993, as amended (herein called the "AGREEMENT"), between the Companies and The Prudential Insurance Company of America and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registra tion of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agree ment, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF TEXAS.

                         American Freightways Corporation


                         By:/s/Frank Conner
                                Executive Vice President


                         American Freightways, Inc.


                         By:/s/Frank Conner
                                Executive Vice President